UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005 (March 31, 2005)

Allied Security Holdings LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-119127	20-1379003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3606 Horizon Drive, King of Prussia, PA		19406
(Address of Principal Executive Offices)		(Zip Code)

(610) 239-1260

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

See Item 7.01.

Item 7.01.    Regulation FD Disclosure.

Pursuant to the terms of the indenture governing the 11.375% Senior Subordinated Notes due 2011 (the "Notes") of Allied Security Holdings LLC (the "Company"), the Company is providing certain information (the "Company Information") to the holders of the Notes. The Company Information is being furnished herewith as Exhibit 99.1.

Certain of the Company Information was included in the Company's Special Financial Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 2005.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Company Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED SECURITY HOLDINGS LLC
By:	/s/ William A. Torzolini
William A. Torzolini Senior Vice President and Chief Financial Officer

Date: March 31, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Company Information